UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2013

HARBOR ISLAND DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54618	27-2464185
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8817 Thornton Heath Drive

Chesterfield, VA 23832

 (Address of principal executive office)

888-727-9155

(Registrant's telephone number, including area code)

___________________________________________________________________________

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this filing is to Amendment the Form 8-K filed on April 5, 2013 to correct the name of the Licensor.

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2013, Harbor Island Development Corp. (the "Company") entered into a License Agreement (the "License Agreement") with BrandSeed Group, LLC., a Virginia corporation, ("Licensor") under which the Licensor granted the Company a five (5) year worldwide, exclusive right to utilize that certain proprietary direct marketing software owned and developed by the Licensor (the "Software").

In exchange for the rights to use the Software, the Company agreed to issue 110,000,000 restricted shares of its common stock (the “Shares”) to Licensor.

The License Agreement also contains customary representations and warranties of the Company and Licensor.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement filed as Exhibit 10.12 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.12	License Agreement dated April 4, 2013 by and between the Company and BrandSeed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2013	HARBOR ISLAND DEVELOPMENT CORP.

By: /s/ Chuck Anton
Chuck Anton President, Chief Executive Officer, Director